Fees Summary	Apr. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 391,747,500.00
Previously Paid Amount	0.00
Total Fee Amount	59,976.54
Total Offset Amount	0.00
Net Fee	$ 59,976.54
Final Prospectus	false